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                                                                   EXHIBIT 10.36

           POOL ENERGY SERVICES CO. 1998 SENIOR EXECUTIVE BONUS PLAN



1.       Plan Period

         The Plan shall be effective for the calendar year 1998 (the "Plan Period") subject to early termination in accordance with Paragraph 8 hereof.

2.       Purpose

         The purposes of the Plan are to provide additional motivations to management:

         a. to cause the financial performance of Pool Energy Services Co. (the "Company") to be equal to or better than budget;

         b. to cause the Stock Performance of the Company to exceed that of comparable companies; and

         c.      to cause the achievement of safety goals.

3.       Eligibility and Participation

         Subject to the provisions of Paragraphs 7 and 8 hereof, the period of an individual's participation in the Plan shall be concurrent with the period of his full-time employment in a position which is designated herein or has been designated by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") as a Participating Position. Full-time employee incumbents of Participating Positions shall be Plan participants ("Participants"). Participating positions shall include the Company's President ("CEO"); Senior Vice President, Finance ("CFO"); Group Vice Presidents ("GVP"); Vice President and General Counsel ("VPGC"); Vice President, Human Resources ("VPHR"); and the Operations Vice Presidents ("OVP") reporting directly to the Group Vice Presidents.

4.       Administration

         The Plan shall be administered by the Compensation Committee, which may amend or, subject to the provisions of Paragraph 8 hereof, terminate the Plan at any time. The Compensation Committee shall interpret Plan provisions, and such interpretations shall be conclusive. The Compensation Committee may increase or decrease the amount of a bonus award payable to any Participant when in the judgment of the Compensation Committee the bonus award otherwise payable would be excessive or inadequate in view of the Participant's contribution to achieving the purpose of the Plan.


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5.       Calculation of Benefits

         a. For purposes of the calculation of bonus awards hereunder the following definitions shall apply:

                 Term                        Definition
                 ----                        ----------

                 AEBITD*                     Actual earnings before interest
                                             expense, income tax provision
                                             (credit), depreciation,
                                             amortization, and minority interest
                                             of the Company for the Plan Period.

                 ANI*                        Actual Net Income of the Company
                                             for the Plan Period.

                 ANI (Group)*                Actual Net Income of a Group for
                                             the Plan Period.

                 ANI (Operation)*            Actual Net Income of an Operation
                                             for the Plan Period.

                 BEBITD                      Budgeted earnings before interest
                                             expense, income tax provision
                                             (credit), depreciation,
                                             amortization, and minority interest
                                             of the Company for the Plan Period
                                             as reflected in the Company's
                                             approved budget for the Plan
                                             Period.

                 BNI                         Budgeted Net Income of the Company
                                             for the Plan Period, as reflected
                                             in the Company's approved budget
                                             for the Plan Period.

                 BNI (Group)                 Budgeted Net Income for a Group for
                                             the Plan Period, as reflected in
                                             the Company's approved budget for
                                             that Group for the Plan Period.

                 BNI (Operation)             Budgeted Net Income for an
                                             Operation for the Plan Period, as
                                             reflected in the Company's approved
                                             budget for that Operation for the
                                             Plan Period.

------------------------

         * AEBITD, ANI, ANI (Group) and ANI (Operation) shall include an accrued amount for bonus awards to be paid under the Plan.
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
                 Term                        Definition
                 ----                        ----------
                 Base Salary                 The base salary of a Participant,
                                             as specified in the personnel and
                                             payroll records of the employing
                                             subsidiary of the Company on the
                                             date the employee becomes a
                                             Participant.

                                             For employees who are promoted, or
                                             otherwise transferred, from one
                                             Participating Position to another
                                             after the beginning of the Plan
                                             Period, Base Salary for each period
                                             of service in a Participating
                                             Position shall be the base salary
                                             for the Participant as specified in
                                             the personnel and payroll records
                                             of the employing subsidiary of the
                                             Company on the date the employee
                                             assumed each such position or at
                                             the beginning of the Plan Period,
                                             whichever is later.

                 Dividends                   The total of dividends per share of
                                             common stock paid during the Plan
                                             Period.

                 Group                       Either of the following: U.S.
                                             Operations or International
                                             Operations.

                                             The ANI (Group), BNI (Group), SP,
                                             and SG applicable to a GVP shall be
                                             that of the Group for which the
                                             individual has functional
                                             responsibility.

                 Operation                   Any one of the following: U.S. Land
                                             Central Operation, U.S. Land
                                             California Operation, Gulf Offshore
                                             Operation, Alaska Operation or
                                             Middle East Operation.

                                             The ANI (Operation), BNI
                                             (Operation), SP and SG applicable
                                             to an OVP shall be that of the
                                             Operation for which the OVP has
                                             functional responsibility.

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
                 Term                        Definition
                 ----                        ----------
                 Peer Group                  Baker Hughes Incorporated; BJ
                                             Services Company; Daniel
                                             Industries, Inc.; Dresser
                                             Industries, Inc.; Global Marine
                                             Inc.; Halliburton Company;
                                             Helmerich & Payne, Inc.; Key Energy
                                             Group, Inc.; McDermott
                                             International, Inc.; Nabors
                                             Industries, Inc.; Parker Drilling
                                             Company; Petroleum Geo-Services
                                             A/S; Rowan Companies, Inc.;
                                             Schlumberger Ltd.; Smith
                                             International, Inc.; Tidewater,
                                             Inc.; Transocean Offshore, Inc.;
                                             Varco International, Inc.;
                                             Weatherford Enterra, Inc.; Western
                                             Atlas, Inc.; and the Company.


                 Safety Goals ("SG")         (1) For domestic operations: The
                                             targeted frequency in the Plan
                                             Period of OSHA Recordable Incidents
                                             ("ORI") as defined by the
                                             Occupational Safety and Health Act
                                             of 1970 for a Group or Operation
                                             approved by the CEO.

                                             (2) For international operations:
                                             The targeted frequency in the Plan
                                             Period of lost-time incidents
                                             ("LTI") for a Group or Operation as
                                             approved by the CEO.

                 Safety Performance ("SP")   (1) For domestic operations: The
                                             actual frequency in the Plan
                                             Period of ORI reported for a Group
                                             or Operation in the Pool Energy
                                             Services Co. Management Report for
                                             the Plan Period.

                                             (2) For international operations:
                                             The actual frequency in the Plan
                                             Period of LTI as reported for a
                                             Group or Operation in the Pool
                                             Energy Services Co. Management
                                             Report for the Plan Period.

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
                 Term                        Definition
                 ----                        ----------
                 Stock Appreciation          The change over the Plan Period in
                                             the value of a share of common
                                             stock measured as the difference
                                             between (1) the average of the
                                             closing prices of the stock on the
                                             twenty trading days ended on the
                                             last trading day preceding the Plan
                                             Period and (2) the average of the
                                             closing prices of the stock on the
                                             twenty trading days ending on the
                                             last trading day in the Plan
                                             Period, all such closing prices as
                                             reported on the principal
                                             securities exchange on which such
                                             stock is listed or admitted to
                                             trading, or if a stock is not
                                             listed or admitted to trading on
                                             any such exchange but is traded
                                             over-the-counter and reported on
                                             the National Association of
                                             Securities Dealers, Inc. Automated
                                             Quotation System ("NASDAQ") or any
                                             similar system then in use, then as
                                             reported on that system.

                 Stock Performance           The sum of Dividends and Stock
                                             Appreciation divided by the value
                                             of a share of common stock at the
                                             beginning of the Plan Period, such
                                             value to be based on the average of
                                             the closing prices of the stock on
                                             the twenty trading days ended on
                                             the last trading day preceding the
                                             Plan Period, with all such closing
                                             prices as reported on the
                                             securities exchange or over-
                                             the-counter systems specified in
                                             the preceding paragraph.

         b. Subject to the limitations and restrictions specified in Paragraph 5.i. below, each Participant will be awarded a bonus equal to his or her Base Salary multiplied by the sum of the applicable percentages calculated under:

                 (a)      Paragraph 5.c.,

                 (b)      Paragraph 5.d., 5.e. or 5.f. as applicable,

                 (c)      Paragraph 5.g., and

                 (d)      Paragraph 5.h. if applicable.




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         c.      Stock Performance

                 Condition                                                      Applicable Percentage
                 ---------                                                      ---------------------

                                                                                                               VPGC/
                                                                  CEO                  CFO                     VPHR
                                                                  ---                  ---                    -------
                 (1) The Stock Performance of the
                     Company exceeds the Stock Per-
                     formance of six or less of the
                     companies in the Peer Group.                 None                  None                    None


                 (2) The Stock Performance of the
                     Company exceeds the Stock Per-
                     formance of   7, 8, 9,  10, 11, 12
                     or 13 of the companies in the
                     Peer Group.  [Target].                       15.0%                11.25%                   8.75%

                 (3) The Stock Performance of the
                     Company exceeds the Stock Per-
                     formance of 14 or more of the
                     companies in the Peer Group.                 30.0%                 22.5%                   17.5%

         d.      BNI Achievement Applicable to Staff Participants

                 Condition                                                      Applicable Percentage
                 ---------                                                      ---------------------
                                                                                                               VPGC/
                                                                  CEO                  CFO                     VPHR
                                                                  ---                  ---                    -------
                 (1) ANI is equal to 100% of                      22.5%                16.875%                 13.125%
                     BNI. [Target]

                 (2) ANI is at least equal to 90%                  The percentage specified in 5.d.(1) above reduced by:
                     but less than 100% of BNI.

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
                                                                                                               VPGC/
                                                                  CEO                  CFO                      VPHR
                                                                  ---                  ---                    -------
                                                       56.25-(56.25xANI/BNI) 42.1875-(42.1875xANI/BNI) 32.8125-(32.8125xANI/BNI)

                 (3) ANI is more than 100%                    The percentage specified in 5.d.(1) above increased by:
                     of BNI.

                                                                                                               VPGC/
                                                                  CEO                  CFO                      VPHR
                                                                  ---                  ---                    -------

                                                                ANI-BNI             ANI-BNI                   ANI-BNI
                                                                ------- x 112.5     -------- x 84.375         -------- x 65.625
                                                                   BNI                 BNI                       BNI

         e.      BNI Achievement Applicable to GVP

                 Condition                                                      Applicable Percentage
                 ---------                                                      ---------------------
                 (1) ANI is equal to 100% of BNI and                                  6.1875%
                     ANI (Group) is at least equal to
                     BNI (Group).  [Target].

                 (2) ANI is at least 90% but less than           The percentage specified in 5.e.(1) above
                     100% of BNI, and ANI (Group)                reduced by:
                     is at least equal to BNI (Group).
                                                                 15.46875-(15.46875xANI/BNI)

                 (3) ANI is more than 100% of BNI,               The percentage specified in 5.e.(1) above
                     and ANI (Group) is at least                 increased by:
                     equal to BNI (Group).
                                                                  ANI-BNI
                                                                 --------- x 30.9375
                                                                    BNI

                 (4) ANI (Group) is equal to BNI                 6.1875%
                     (Group). [Target].

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                 BNI Achievement Applicable to GVP (continued)

                 (5) ANI (Group) is at least 90%                 The percentage specified in 5.e.(4) above
                     but less than 100% of BNI                   reduced by:
                     (Group).
                                                                 15.46875-[15.46875xANI (Group)/ BNI
                                                                 (Group)]

                 (6) ANI (Group) is more than 100%               The percentage specified in 5.e.(4) above
                     of BNI (Group).                             increased by:

                                                                 ANI (Group)-BNI (Group)
                                                                 ----------------------  x 30.9375
                                                                      BNI (Group)

         f.      BNI Achievement Applicable to OVP

                 Condition                                                      Applicable Percentage
                 ---------                                                      ---------------------
                 (1) ANI is equal to 100% of BNI, and                                 4.8125%
                     ANI (Operation) is at least equal to
                     BNI (Operation). [Target].

                 (2) ANI is at least 90% but less than           The percentage specified in 5.f.(1) above
                     100% of BNI, and ANI (Operation)            reduced by:
                     is at least equal to BNI (Operation).
                                                                 12.03125-(12.03125xANI/BNI)

                 (3) ANI is more than 100% of BNI,               The percentage specified in 5.f.(1) above
                     and ANI (Operation) is at least             increased by:
                     equal to BNI (Operation).
                                                                  ANI-BNI
                                                                 --------- x 24.0625
                                                                    BNI

                 (4) ANI (Operation) is equal to BNI             4.8125%
                     (Operation). [Target].

                 (5) ANI (Operation) is at least 90%             The percentage specified in 5.f.(4) above
                     but less than 100% of BNI                   reduced by:
                     (Operation).
                                                                 12.03125-[12.03125xANI (Operation)/ BNI
                                                                 (Operation)]

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                 BNI Achievement Applicable to OVP (continued)


                 (6) ANI (Operation) is more than 100%           The percentage specified in 5.f.(4) above
                     of BNI (Operation).                         increased by:

                                                                 ANI (Operation)-BNI (Operation)
                                                                 ------------------------------ x 24.0625
                                                                         BNI (Operation)

         g.      BEBITD Achievement

                 Condition                                                      Applicable Percentage
                 ---------                                                      ---------------------
                                                                                                     VPGC/
                                                                                                     -----
                                                               CEO            CFO        GVP          VPHR         OVP
                                                               ---            ---        ---          ----         ---
                 (1) AEBITD is equal to 100%
                     of BEBITD. [Target].                      22.5%        16.875%     12.375%      13.125%       9.625%

                 (2) AEBITD is at least equal to 90%           The percentage specified in 5.g.(1) above reduced by:
                     but less than 100% of BEBITD.
                                                                                              CEO
                                                                                ----------------------------------
                                                                                   56.25-(56.25xAEBITD/BEBITD)

                                                                                              CFO
                                                                                ----------------------------------
                                                                                   42.1875-(42.1875xAEBITD/BEBITD)

                                                                                              GVP
                                                                                ----------------------------------
                                                                                   30.9375-(30.9375xAEBITD/BEBITD)

                                                                                              VPGC/
                                                                                              VPHR
                                                                                ----------------------------------
                                                                                   32.8125-(32.8125xAEBITD/BEBITD)

                                                                                              OVP
                                                                                ----------------------------------
                                                                                   24.0625-(24.0625XAEBITD/BEBITD)

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                 BEBITD Achievement (continued)

                 (3) AEBITD is more than 100% of               The percentage specified in 5.g.(1) above increased by:
                     BEBITD.



                                                                                                    CEO
                                                                                          ------------------------
                                                                                               AEBITD-BEBITD
                                                                                               ------------- x 112.5
                                                                                                   BEBITD

                                                                                                    CFO
                                                                                          ------------------------
                                                                                               AEBITD-BEBITD
                                                                                               ------------- x 84.375
                                                                                                   BEBITD

                                                                                                    GVP
                                                                                          ------------------------
                                                                                               AEBITD-BEBITD
                                                                                               ------------- x 61.875
                                                                                                   BEBITD

                                                                                                    VPGC/
                                                                                                    VPHR
                                                                                          ------------------------
                                                                                               AEBITD-BEBITD
                                                                                               ------------- x 65.625
                                                                                                   BEBITD

                                                                                                    OVP
                                                                                          ------------------------
                                                                                               AEBITD-BEBITD
                                                                                               ------------- x 48.125
                                                                                                   BEBITD


         h.      Safety Achievement

                 Condition                                                      Applicable Percentage
                 ---------                                                      ---------------------
                 (1) SP is equal to SG. [Target].                               GVP               OVP
                                                                                ---               ---
                                                                                9.0%              7.0%

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                 Safety Achievement (continued)

                 (2) SP is less than SG.                      The percentage specified in 5.h.(1) above increased
                                                              by:

                                                                   GVP                      OVP
                                                              ------------             -------------
                                                              36-(36xSP/SG)            28-(28xSP/SG)

                 (3) SP is greater than SG.                   None

         i.      Restrictions and Limitations

                 The maximum bonus payable to any Participant shall be a percentage of Base Salary which is 120% for the CEO, 90% for the CFO and GVP and 70% for the VPGC, VPHR, and OVP. In addition, the maximum bonus payable for achieving and exceeding each of the targets in the Plan is limited to twice the amount that would be payable for achieving that target. Bonus amounts calculated in accordance with the applicable provisions of Paragraphs 5.c., 5.d., 5.e., 5.f., 5.g., and 5.h., hereof will be reduced as necessary so as not to exceed the limitations of this Paragraph 5.i.

6.       Payment of Bonus Awards

         A Participant's bonus award shall be paid in a single payment, less applicable withholding taxes, no later than 75 days after the end of the Plan Period, provided, however, that at the discretion of the Compensation Committee, payment may be in cash or in a combination of cash and shares of common stock of the Company. In the event of the latter, not less than 50% of the bonus award due will be paid in cash and the remainder (the "Remainder") will be paid in Restricted Stock or Bonus Stock under the provisions of the Pool Energy Services Co. 1993 Employee Stock Incentive Plan (the "Stock Plan"). The number of shares so awarded will be determined on the basis of the Fair Market Value, as defined in the Stock Plan, on the final trading day of the Plan Period, or such other date as the Compensation Committee shall determine, and will be a number of shares, the aggregate Fair Market Value of which equals 115% of the Remainder.

7.       Termination of Employment

         In the event of a Participant's becoming employed in, terminated (with or without cause) from, reassigned to or reassigned from a Participating Position during the Plan Period, any bonus award shall be prorated for the portion of the Plan Period he was employed in the Participating Position, and such prorated amount shall be paid when due except that no bonus award whatsoever shall be payable to Participants whose employment is terminated during the Plan Period for reasons other than death, total disability, retirement or redundancy. Bonus awards due to Participants who die during the Plan Period shall be paid to the beneficiary designated by the Participant for Company sponsored life insurance.
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8.       Termination of Plan

         The Plan may be terminated at any time. No termination of the Plan shall affect the Company's obligation with respect to any bonus theretofore accrued. In the event of Plan termination the Plan Period shall end on the effective date of the termination of the Plan.